
PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------
Board of Directors
Enrique R. Arzac/2/,/4/                          Douglas G. Ober/1/
Daniel E. Emerson/1/,/4/                         Landon Peters/3/,/4/
Thomas H. Lenagh/2/,/3/                          John J. Roberts/2/,/4/
W.D. MacCallan/1/,/4/                            Susan C. Schwab/1/,/3/
W. Perry Neff/1/,/2/                             Robert J.M. Wilson/1/,/3/

/1/. Member of Executive Committee
/2/. Member of Audit Committee
/3/. Member of Compensation Committee
/4/. Member of Retirement Benefits Committee

Officers

Douglas G. Ober                                  Chairman and Chief Executive Officer
Richard F. Koloski                               President
Joseph M. Truta                                  Executive Vice President
Nancy J.F. Prue                                  Vice President--Research
Lawrence L. Hooper, Jr.                          Vice President, Secretary and General Counsel
Maureen A. Jones                                 Vice President and Treasurer
Christine M. Sloan                               Assistant Treasurer
Geraldine H. Stegner                             Assistant Secretary

                                  ----------
                                  Stock Data
                                  ----------

Price (3/31/01)                                                          $27.20
Net Asset Value (3/31/01)                                                $30.80
Discount:                                                                 11.7%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO
NASDAQ Mutual Fund Quotation Symbol: XPEOX
Newspaper stock listings are generally under the abbreviation: PetRs

                             ---------------------
                             Distributions in 2001
                             ---------------------
From Investment Income                                                 $0.18
 (paid or declared)
From Net Realized Gains                                                 0.08
                                                                       -----
   Total                                                               $0.26
                                                                       =====

                         ---------------------------
                         2001 Dividend Payment Dates
                         ---------------------------
                              March 1, 2001
                              June 1, 2001
                              September 1, 2001*
                              December 27, 2001*
                         * Anticipated

PETOLEUM & RESOURCES CORPORATION

                                  [GRAPHIC]

                             FIRST QUARTER REPORT
                             ====================
                                March 31, 2001

investing in resources for the future(R)

                            LETTER TO STOCKHOLDERS
-------------------------------------------------------------------------------

We are pleased to submit the financial statements of the Corporation for the three months ended March 31, 2001. In addition, there is a schedule of invest-ments provided along with other financial information.

Net assets of the Corporation at March 31, 2001 were $30.80 per share, com-pared with $32.69 per share at December 31, 2000 on the 20,780,209 shares and 21,053,644 shares outstanding on each respective date. On March 1, 2001, a distribution of $0.13 per share was paid consisting of $0.03 from 2000 long-term capital gain, $0.05 from 2000 short-term capital gain, $0.04 from 2000 investment income and $0.01 from 2001 investment income, all taxable in 2001. A 2001 investment income dividend of $0.13 per share has been declared to shareholders of record May 18, 2001, payable June 1, 2001.

Net investment income for the three months ended March 31, 2001 amounted to $1,990,619, compared with $1,056,548 for the same period in 2000. These earn-ings are equal to $0.09 and $0.05 per share, respectively, on the average num-ber of shares outstanding during each period.

Net capital gain realized on investments for the three months ended March 31, 2001 amounted to $14,015,288, the equivalent of $0.67 per share.


The Annual Meeting, held on March 27, 2001 in Baltimore, Maryland, was well attended by shareholders. Upon conclusion of the formal segment of the meet-ing, management reviewed the portfolio's performance in 2000 and discussed the outlook for the future. The results of the voting at the Annual Meeting are shown on page 10.

Current and potential shareholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at its site on the Internet. The address for the site is www.peteres.com. Also available at the website are a brief history of the Corporation, historical financial information, and more general industry material. Further information regarding shareholder services is located on page 11 of this report.

The Corporation is an internally-managed equity fund emphasizing petroleum and other natural resource investments. The investment policy of the fund is based on the primary objectives of preservation of capital, the attainment of rea-sonable income from investments and, in addition, an opportunity for capital appreciation.

By order of the Board of Directors,

/s/ Douglas G. Ober

Douglas G. Ober,
Chairman and
Chief Executive Officer


/s/ Richard F. Koloski
Richard F. Koloski,
President

April 20, 2001

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 March 31, 2001
                                  (unaudited)

Assets
Investments* at value:
 Common stocks and convertible securities
  (cost $304,314,063)                              $613,996,932
 Short-term investments (cost $25,651,171)           25,651,171 $639,648,103
----------------------------------------------------------------------------
Cash                                                                  34,244
Securities lending collateral                                     74,547,592
Receivables:
 Investment securities sold                                           21,899
 Dividends and interest                                              725,171
Prepaid expenses and other assets                                  2,005,428
----------------------------------------------------------------------------
   Total Assets                                                  716,982,437
----------------------------------------------------------------------------
Liabilities
Investment securities purchased                                      417,750
Open option contracts at value (proceeds
 $216,620)                                                           172,243
Obligations to return securities lending collat-
 eral                                                             74,547,592
Accrued expenses                                                   1,900,939
----------------------------------------------------------------------------
   Total Liabilities                                              77,038,524
----------------------------------------------------------------------------
   Net Assets                                                   $639,943,913
----------------------------------------------------------------------------
Net Assets
Common Stock at par value $1.00 per share, autho-
  rized
  50,000,000 shares; issued and outstanding
  20,780,209 shares                                             $ 20,780,209
Additional capital surplus                                       294,538,516
Undistributed net investment income                                  950,822
Undistributed net realized gain on investments                    13,947,120
Unrealized appreciation on investments                           309,727,246
----------------------------------------------------------------------------
   Net Assets Applicable to Common Stock                        $639,943,913
----------------------------------------------------------------------------
   Net Asset Value per Share of Common Stock                          $30.80
----------------------------------------------------------------------------

* See Schedule of Investments on pages 7 and 8.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                       Three Months Ended March 31, 2001
                                  (unaudited)

Investment Income
 Income:
  Dividends                                                     $  2,280,226
  Interest                                                           371,143
-----------------------------------------------------------------------------
   Total income                                                    2,651,369
-----------------------------------------------------------------------------
 Expenses:
  Investment research                                                211,078
  Administration and operations                                      158,178
  Directors' fees                                                     54,250
  Reports and stockholder communications                              91,862
  Transfer agent, registrar and custodian expenses                    43,086
  Auditing and accounting services                                    18,809
  Legal services                                                       8,025
  Occupancy and other office expenses                                 18,961
  Travel, telephone and postage                                       14,961
  Other                                                               41,540
-----------------------------------------------------------------------------
   Total expenses                                                    660,750
-----------------------------------------------------------------------------
   Net Investment Income                                           1,990,619
-----------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Invest-
 ments
  Net realized gain on security transactions                      14,015,288
  Change in unrealized appreciation on investments               (55,416,886)
-----------------------------------------------------------------------------
   Net Loss on Investments                                       (41,401,598)
-----------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                  $(39,410,979)
-----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                    Three Months   Year ended
                                                       ended      December 31,
                                                   March 31, 2001     2000
                                                   -------------- ------------
                                                    (unaudited)
From Operations:
 Net investment income                              $  1,990,619  $  7,671,089
 Net realized gain on investments                     14,015,288    27,333,550
 Change in unrealized appreciation on investments    (55,416,886)  134,678,179
-------------------------------------------------------------------------------
   Change in net assets resulting from operations    (39,410,979)  169,682,818
-------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                                (1,043,632)   (8,104,080)
 Net realized gain from investment transactions       (1,669,810)  (27,598,975)
-------------------------------------------------------------------------------
   Decrease in net assets from distributions          (2,713,442)  (35,703,055)
-------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of shares issued in payment of distribu-
  tions                                                --0--        18,901,062
 Cash in lieu of fractional shares issued in pay-
  ment of 3-for-2 stock split                          --0--           (68,568)
 Cost of shares purchased (Note 4)                    (6,104,533)  (29,714,391)
-------------------------------------------------------------------------------
   Change in net assets from capital share trans-
    actions                                           (6,104,533)  (10,881,897)
-------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets           (48,228,954)  123,097,866
Net Assets:
 Beginning of period                                 688,172,867   565,075,001
-------------------------------------------------------------------------------
 End of period (including undistributed net in-
  vestment income of
  $950,822 and $3,835, respectively)                $639,943,913  $688,172,867
-------------------------------------------------------------------------------

      NOTES TO FINANCIAL STATEMENTS                                 (unaudited)
-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation--Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last quoted asked price.

Security Transactions and Investment Income--Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at March 31, 2001 was $330,107,651, and net unrealized appreciation aggregated $309,757,072, of which the related gross unrealized appreciation and depreciation were $321,820,076 and $12,063,004, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassi-fications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

-------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the three months ended March 31, 2001 were $23,268,590 and $26,168,392, respectively. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the period ended March 31, 2001. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

The Corporation has 5,000,000 unissued preferred shares without par value.

The Corporation may purchase shares of its common stock from time to time at such prices and amounts as the Board of Directors may deem advisable. During the three months ended March 31, 2001, the Corporation purchased 217,550 shares of its common stock at a total cost of $6,104,533 and a weighted aver-age discount from net asset value of 10.5%, compared to purchases of 403,300 shares at a total cost of $13,163,096 and a weighted average discount from net asset value of 16.3% for the same period in 2000.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 895,522 shares of the Corporation's common stock at 100% of the fair market value at date of grant. Options are exercis-able beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are ex-ercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of sur-render.

Under the plan, the exercise price of the options and related stock apprecia-tion rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 2001, there were 212,694 options outstanding at a weighted average exercise price of $14.7283 per share. During the three months ended March 31, 2001, the Corporation granted options including stock appreciation rights for 20,664 shares of com-mon stock with an exercise price of $27.0938 During the period stock apprecia-tion rights relating to 68,929 stock option shares were exercised at a weighted average market price of $28.4724 per share and the stock options re-lating to these rights, which had a weighted average exercise price of $11.3069, were cancelled. At March 31, 2001, there were outstanding exercis-able options to purchase 35,463 common shares at $8.8467-$21.0667 (weighted average price of $14.3118) per share and unexercisable options to purchase 128,996 common shares at $10.7917-$27.0138 per share (weighted average price of $18.5114). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 5.2454 years and 6.7436 years, re-spectively. The total compensation expense for stock options and stock appre-ciation rights recognized for the three months ended March 31, 2001 was $4,008. At March 31, 2001, there were 298,698 shares available for future op-tion grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in individual stocks, bonds and mutual funds.

The actuarially computed net pension cost credit for the three months ended March 31, 2001 was $12,899, and consisted of service cost of $26,183, interest cost of $54,318 expected return on plan assets of $89,898 and net amortization credit of $3,502.

In determining the actuarial present value of the projected benefit obliga-tion, the interest rate used for the weighted average discount rate was 7.5%, the expected rate of annual salary increases was 7.0%, and the long-term ex-pected rate of return on plan assets was 8.0%.

On January 1, 2001, the projected benefit obligation for service rendered to date was $2,935,689. During the three months ended March 31, 2001, the pro-jected benefit obligation increased due to service cost and interest cost of $26,183 and $54,318, respectively, and decreased due to benefit payments in the amount of $19,367. The projected benefit obligation at March 31, 2001 was $2,996,823.

On January 1, 2001, the actual fair value of plan assets was $4,533,648. Dur-ing the three months ended March 31, 2001, the fair value of plan assets in-creased due to the expected return on plan assets of $89,898 and decreased due to benefit payments in the amount of $19,367. At March 31, 2001, the projected fair value of plan assets amounted to $4,604,179, which resulted in excess plan assets of $1,607,356. The remaining components of prepaid pension cost at March 31, 2001 included $197,083 in un-

-------------------------------------------------------------------------------
recognized net gain, $275,237 in unrecognized prior service cost and $27,823 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at March 31, 2001 was $1,657,687.

In addition, the Corporation has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at March 31, 2001 for employees and former employees of the Corporation was $1,528,994. Aggregate remuneration paid or accrued during the three months ended March 31, 2001 to officers and directors amounted to $183,988.


7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash depos-its, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the in-vestment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securi-ties loaned plus accrued interest. Gain or loss in the fair value of securi-ties loaned that may occur during the term of the loan will be for the account of the Corporation. At March 31, 2001, the Corporation had outstanding loans of $72,283,327 and held collateral of $74,547,592.
                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                          Three Months Ended
                          --------------------
                              (unaudited)
                                                             Year Ended December 31
                          March 31,  March 31,  -------------------------------------------------
                            2001       2000       2000      1999      1998      1997      1996
                          ---------  ---------  --------- --------- --------- --------- ---------
Per Share Operating
 Performance*
Net asset value,
 beginning of period        $32.69     $26.32     $26.32    $22.87    $27.64    $24.73    $21.01
-------------------------------------------------------------------------------------------------
Net investment income         0.09       0.05       0.37      0.48      0.55      0.51      0.53
Net realized gains and
 change in unrealized
 appreciation
 (depreciation) and
 other changes               (1.88)      2.87       7.46      4.51     (3.79)     3.95      4.62
-------------------------------------------------------------------------------------------------
Total from investment
 operations                  (1.79)      2.92       7.83      4.99     (3.24)     4.46      5.15
-------------------------------------------------------------------------------------------------
Capital share
 repurchases                  0.03       0.12       0.28      0.01      --        --        --
-------------------------------------------------------------------------------------------------
Less distributions
Dividends from net
 investment income           (0.05)     (0.05)     (0.39)    (0.48)    (0.52)    (0.51)    (0.55)
Distributions from net
 realized gains              (0.08)     (0.08)     (1.35)    (1.07)    (1.01)    (1.04)    (0.88)
-------------------------------------------------------------------------------------------------
Total distributions          (0.13)     (0.13)     (1.74)    (1.55)    (1.53)    (1.55)    (1.43)
-------------------------------------------------------------------------------------------------
Net asset value, end of
 period                     $30.80     $29.23     $32.69    $26.32    $22.87    $27.64    $24.73
-------------------------------------------------------------------------------------------------
Per share market price,
 end of period              $27.20     $24.00     $27.31    $21.50    $20.42    $24.33    $23.17
Total Investment Return
Based on market price         0.5%      12.3%      36.1%     13.3%    (10.0)%    11.7%     31.2%
Based on net asset value     (5.4)%     11.7%      33.1%     23.8%    (11.1)%    18.9%     25.5%
Ratios/Supplemental Data
Net assets, end of
 period (in 000's)        $639,944   $610,213   $688,173  $565,075  $474,821  $556,453  $484,589
Ratio of expenses to
 average net assets           0.40%+     0.84%+     0.59%     0.43%     0.31%     0.47%     0.63%
Ratio of net investment
 income to average net
 assets                       1.21%+     0.75%+     1.24%     1.86%     2.13%     1.91%     2.31%
Portfolio turnover           14.65%+     4.08%+     7.68%    11.89%    12.70%    13.09%    15.50%
Number of shares
 outstanding at end of
 period (in 000's)*         20,780     20,875      21,054   21,471    20,762    20,134    19,599

--------
*Prior year data has been adjusted to reflect the 3-for-2 stock split effected in October, 2000.
+Ratios presented on an annualized basis.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                 March 31, 2001
                                  (unaudited)

                                                 Shares   Value (A)
                                                 -------  ---------

Stocks And Convertible Securities -- 96.0%

 Energy -- 87.6%
 Internationals -- 25.6%
  BP Amoco plc ADR                               482,000 $ 23,916,840
  Chevron Corp.                                  150,000   13,170,000
  Exxon Mobil Corp.                              607,231   49,185,711
  Petrobras ADS (B)(C)                           120,000    2,856,000
  Royal Dutch Petroleum Co.                      850,000   47,124,000
  "Shell" Transport and Trading Co., plc ADR     240,000   11,215,200
  Texaco Inc.                                    120,000    7,968,000
  TotalFinaElf ADR                               125,000    8,493,750
                                                         ------------
                                                          163,929,501
                                                         ------------
 Domestics -- 8.2%
  Amerada Hess Corp.                             100,000    7,812,000
  Conoco Inc. Class B                            300,000    8,475,000
  Kerr McGee Corp.                               181,253   11,763,320
  Murphy Oil Corp.                               110,000    7,323,800
  Tesoro Petroleum Corp. (B)                     300,000    3,735,000
  Unocal Capital Trust $3.125
   Conv. Pfd.                                     72,540    3,450,184
  Unocal Corp.                                   150,000    5,185,500
  Valero Energy Corp.                            125,000    4,437,500
                                                         ------------
                                                           52,182,304
                                                         ------------
 Producers -- 10.4%
  Anadarko Petroleum Corp. (C)                   297,746   18,692,511
  Apache Corp.                                   130,000    7,489,300
  Devon Energy Corp (C)                          122,500    7,129,500
  EOG Resources, Inc. (C)                        225,000    9,276,750
  Noble Affiliates Inc.                          125,000    5,216,250
  Occidental Petroleum Corp.                     175,000    4,331,250
  Ocean Energy, Inc. (B)                         550,000    9,102,500
  Stone Energy Corp. (B)                         104,300    5,138,861
                                                         ------------
                                                           66,376,922
                                                         ------------
 Distributors -- 17.8%
  Atmos Energy Corp.                             225,000    5,355,000
  Duke Energy Corp. 8.25% Conv. Pfd. due 2004    160,000    4,360,000
  Duke Energy Corp.                               77,200    3,299,528
  El Paso Corp.                                  356,000   23,246,800
  Energen Corp.                                  250,000    8,825,000
  Equitable Resources Inc.                       180,500   12,454,500
  Keyspan Corp.                                  200,000    7,626,000
  Kinder Morgan, Inc. 8.25% PEPS Units due 2001  130,000    9,022,000
  National Fuel Gas Co.                          100,000    5,358,000
  New Jersey Resources, Inc.                     185,000    7,612,750
  Northwestern Corp.                             200,000    4,900,000
  Questar Corp.                                  268,000    7,343,200
  TECO Energy, Inc.                              200,000    5,992,000
  Williams Companies, Inc.                       200,000    8,570,000
                                                         ------------
                                                          113,964,778
                                                         ------------

                                                     Shares   Value (A)
                                                     ------   ---------

 Services -- 14.1%
  BJ Services Co. (B)(C)                             200,000 $ 14,240,000
  Core Laboratories (B)                              209,400    3,930,438
  Diamond Offshore Drilling, Inc. (C)                 96,800    3,809,080
  ENSCO International, Inc.                          120,000    4,200,000
  Global Industries Ltd. (B)                         200,000    2,912,500
  Grant Prideco Inc. (B)                             275,000    4,730,000
  Halliburton Co.                                    150,000    5,512,500
  Nabors Industries, Inc. (B)                        200,000   10,368,000
  Petroleum Geo-Services ASA ADR (B)(C)              250,000    2,237,500
  Santa Fe International Corp.                       180,000    5,850,000
  Schlumberger Ltd.                                  229,400   13,215,734
  Transocean Sedco Forex Inc.                        230,000    9,970,500
  Weatherford International,
    Inc. (B)(C)                                      190,000    9,376,500
                                                             ------------
                                                               90,352,752
                                                             ------------
 Electrical Power -- 11.5%
  Calpine Capital Trust 5.75% Conv. Pfd. HIGH TIDES   87,500   17,128,125
  Calpine Corp. (B)(C)                                50,000    2,753,500
  Dynegy, Inc. Class A (C)                           165,000    8,416,650
  Enron Corp. $27.30 Conv Pfd. Ser. J (C)             20,000   31,722,600
  Mirant Corp. (B)(C)                                149,000    5,289,500
  Mirant Trust 6.25% Conv. Pfd. Ser. A                 8,000      596,000
  Orion Power Holdings, Inc.                         250,000    7,675,000
                                                             ------------
                                                               73,581,375
                                                             ------------
 Basic Industries -- 8.4%
 Basic Materials & Other -- 5.7%
  Arch Coal Inc.                                      55,000    1,648,900
  Engelhard Corp.                                    300,000    7,758,000
  General Electric Co.                               570,000   23,860,200
  Newpark Resources, Inc.                            370,000    3,326,300
                                                             ------------
                                                               36,593,400
                                                             ------------
 Paper and Forest Products -- 2.7%
  Boise Cascade Corp.                                205,000    6,437,000
  Mead Corp.                                         210,000    5,268,900
  Temple-Inland, Inc.                                120,000    5,310,000
                                                             ------------
                                                               17,015,900
                                                             ------------
Total Stocks And Convertible Securities
 (Cost $304,314,063) (D)                                      613,996,932
                                                             ------------

-------------------------------------------------------------------------------

                                March 31, 2001
                                  (unaudited)

                                                  Prin. Amt.  Value (A)
                                                  ----------  ---------
Short-Term Investments -- 4.0%
 U.S. Government Obligations -- 1.1%
 U.S. Treasury Bills, 4.85%, due 5/24/01          $7,000,000 $ 6,949,446
                                                             -----------
 Commercial Paper -- 2.9%
 Chevron USA, 4.95%, due 4/10/01                   3,745,000   3,740,366
 Ford Motor Credit Corp., 4.85%,
  due 4/19/01                                      4,500,000   4,489,087
 General Electric Capital Corp., 4.83%-4.9%, due
  4/5/01-4/10/01                                   5,480,000   5,475,005
 Texaco, Inc., 4.92%, due 4/5/01                   5,000,000   4,997,267
                                                             -----------
                                                              18,701,725
                                                             -----------

                                   Value (A)
                                   ---------
Total Short-Term Investments
 (Cost $25,651,171)               $ 25,651,171
                                  ------------
Total Investments
 (Cost $329,965,234)               639,648,103
 Cash, receivables and other
 assets, less liabilities              295,810
                                  ------------
Net Assets--100.0%                $639,943,913
                                  ============

-------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B) Presently non-dividend paying.
(C) All or a portion of these securities is on loan. See Note 7 to Financial Statements.
(D) The aggregate market value of stocks held in escrow at March 31, 2001 cov-ering open call option contracts written was $3,841,500. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $2,950,000.

                        HISTORICAL FINANCIAL STATISTICS
-------------------------------------------------------------------------------

                                                             Dividends  Distributions
                                                      Net     from Net    from Net
                                         Common      Asset   Investment   Realized
                           Value of      Shares    Value per   Income       Gains
 December 31,             Net Assets  Outstanding*  Share*   per Share*  per Share*
-------------            ------------ ------------ --------- ---------- -------------
1991.................... $314,024,187  16,778,358   $18.71      $.61        $ .82
1992....................  320,241,282  17,369,255    18.44       .51          .82
1993....................  355,836,592  18,010,007    19.76       .55          .87
1994....................  332,279,398  18,570,450    17.89       .61          .79
1995....................  401,404,971  19,109,075    21.01       .58          .81
1996....................  484,588,990  19,598,729    24.73       .55          .88
1997....................  566,452,549  20,134,181    27.64       .51         1.04
1998....................  474,821,118  20,762,063    22.87       .52         1.01
1999....................  565,075,001  21,471,270    26.32       .48         1.07
2000....................  688,172,867  21,053,644    32.69       .39         1.35
March 31, 2001
 (unaudited)............  639,943,913  20,780,209    30.80       .18+         .08

--------
*Prior years have been adjusted to reflect the 3-for-2 stock split effected in
  October, 2000.
+Paid or declared.

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
            During the Three Months Ended March 31, 2001 (unaudited)

                                                  Shares
                                    -------------------------------------------
                                                                      Held
                                    Additions     Reductions     March 31, 2001
                                    ---------     ----------     --------------
Arch Coal Inc. ...................    55,000                         55,000
Duke Energy Corp. 8.25% Conv. Pfd.
 due 2004.........................   160,000                        160,000
Duke Energy Corp. ................   112,000(/1/)  122,800           77,200
El Paso Corp. ....................   246,000(/2/)                   356,000
Grant Prideco Inc. ...............    50,000                        275,000
Keyspan Corp. ....................   200,000                        200,000
Orion Power Holdings, Inc. .......   120,000                        250,000
TECO Energy, Inc. ................   200,000                        200,000
Calpine Corp. ....................                  50,000           50,000
Coastal Corp. ....................                 200,000(/2/)        --
Dover Corp. ......................                 140,000             --
Enron Corp. $27.30 Conv. Pfd. Ser.
 J................................                   3,000           20,000
Tosco Corp. ......................                 185,200             --

--------
(/1/)Purchased 12,000 shares and received 100,000 shares by stock split. (/2/)Received 1.23 shares of El Paso Corp. in exchange for each share of
   Coastal Corp. held.

                            ----------------------

                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange
                       Petroleum & Resources Corporation
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                            Website: www.peteres.com
                          E-mail: contact@peteres.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                       Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP
              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286
          The Bank's Shareholder Relations Department: (800) 432-8224
                      E-mail: Shareowner-svcs@bankofny.com

                        Annual Meeting of Stockholders
-------------------------------------------------------------------------------
The Annual Meeting of Stockholders was held on March 27, 2001. For those nomi-nated, the following votes were cast for directors:

                                       votes
                           votes for  withheld
                           ---------- --------
  (A) Enrique R. Arzac:    18,418,322 232,561
  (B) Daniel E. Emerson:   18,444,785 206,098
  (C) Thomas H. Lenagh:    18,310,786 340,097
  (D) W.D. MacCallan:      18,436,917 213,966
  (E) W. Perry Neff:       18,397,388 253,495
  (F) Douglas G. Ober:     18,484,257 166,626
  (G) Landon Peters:       18,473,103 177,780
  (H) John J. Roberts:     18,394,064 256,819
  (I) Susan C. Schwab:     18,441,496 209,387
  (J) Robert J.M. Wilson:  18,409,795 241,038

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the firm of independent accountants of the Corporation for 2001 was ap-proved with 18,452,878 votes for, 94,423 votes against, and 101,582 votes ab-staining.

                              ------------------

  This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their in-formation. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in this report. The rates of return will vary and the market value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                      SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------
DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and
(b) a "year-end" distribution, payable in late December, consisting of the es-timated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an elec-tion card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

BuyDIRECTSM*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvest-ment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time in-vestors an affordable alternative for buying, selling, and reinvesting in Pe-troleum & Resources shares. Direct purchase plans are growing in popularity and Petroleum & Resources is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commis-sions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment  $7.50

A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee            $2.50 per investment
 Brokerage Commission        $0.05 per share
Reinvestment of Dividends**
 Service Fee          10% of amount invested
            (maximum of $2.50 per investment)
 Brokerage Commission        $0.05 per share

Sale of Shares
 Service Fee                                      $10.00
 Brokerage Commission                    $0.05 per share
Deposit of Certificates for safekeeping         Included
Book to Book Transfers                          Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)           $500.00
Minimum optional investment (existing holders)      $50.00
Electronic Funds Transfer (monthly minimum)         $50.00
Maximum per transaction                         $25,000.00
Maximum per year                                      NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in the Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                  ----------
The Corporation       The Transfer
Petroleum & Re-       Agent
 sources Corp.        The Bank of
Lawrence L. Hooper,    New York
 Jr.,                 Shareholder
Vice President,        Relations
 Secretary and Gen-    Dept.-8W
 eral Counsel         P.O. Box 11258
Seven St. Paul        Church Street
 Street, Suite 1140    Station
Baltimore, MD 21202   New York, NY
(800) 638-2479         10286
Website:              (800) 432-8224
www.peteres.com       Website:
E-mail:               http://stock.bankofny.com
contact@peteres.com   E-mail:
                      Shareowner-
                      svcs@
                      bankofny.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution may be made in newly is-sued shares of common stock in which event there would be no fees or commis-sions in connection with this dividend and capital gain distribution.